UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  October 28, 1998
                                                       ------------------------

                       UNITED DOMINION REALTY TRUST, INC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Virginia                       1-10524                 54-0857512
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation of organization)                              Identification No.)




                   10 South Sixth Street, Virginia 23219-3802
              ---------------------------------------------------
              (Address of principal executive offices - zip code)




                                 (804) 780-2691
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 5.           OTHER EVENTS

On October 23, 1998, United Dominion Realty Trust, Inc., the registrant, issued a Press Release announcing its results of operations for the three and nine months ended September 30, 1998. The following is a summary of United Dominion Realty Trust, Inc.'s results of operations:

United Dominion Realty Trust, Inc., Richmond, Virginia (NYSE:UDR) today reported funds from operations (FFO) of $35.1 million for the quarter ended September 30, 1998, compared with $29.1 million for the same period last year. For the first nine months of 1998, FFO was $102.7 million compared with last year's FFO of $86.4 million.

John McCann, President and CEO stated "We are implementing a strategy that correctly positions our Company for the long-term. Key elements of our plan include entering new markets, maximizing our internal growth through the implementation of revenue enhancing and expense reducing initiatives and improvements, upgrading the overall quality of our assets to achieve higher same community results and lower capital expenditures per apartment, and investing in the infrastructure to support our growing Company while enhancing management tools at all levels. This plan slows FFO growth in the short-term, but will enhance it over the longer-term.

We are achieving solid performance from our same community portfolio, as evidenced by the 7.2% year to date increase in net operating income (NOI). This reflects the strengths of our core portfolio, operations and many of our markets. We have made many acquisitions over the past two years and shortly will close on the acquisition of American Apartment Communities II. Over the next twelve months, our focus will be on growing these same community results as we have done with our core portfolio, while completing the repositioning of our Company."

For the quarter ended September 30, 1998, the Company reported rental income of $123.5 million, income from property operations (excluding depreciation) of $70.8 million, and net income available to common shareholders of $8.2 million. For the third quarter of 1997, the Company had rental income of $98.8 million, income from property operations (excluding depreciation) of $56.2 million and net income available to common shareholders of $17.7 million. On a per share basis, basic and diluted net income available to common shareholders for the third quarter of 1998 were both $.08 compared to the third quarter of 1997 when they were both $.20. Net income for the third quarter of 1997 includes gains on the sales of investments of $9.3 million, or $.11 per share.

For the first nine months of 1998, the Company reported rental income of $346.2 million, income from property operations (excluding depreciation) of $203.0 million and net income available to common shareholders of $49.0 million. For the first nine months of 1997, the Company had rental income of $284.2 million, income from property operations (excluding depreciation) of $163.0 million and net income available to common shareholders of $43.4 million. On a per share basis, basic and diluted net income available to common shareholders for the first nine months of 1998 were both $.50 compared to the first nine months of 1997 when basic and diluted net income available to common shareholders were both $.50. Net income available to common shareholders for the first nine months of 1998 included a $20.5 million gain ($.20 per share) on the sales of investments, while $12.7 million ($.15 per share) of such gains were recorded during the same period last year. Additionally, net income available to common shareholders for the first nine months of 1998 compared to the same period last year reflects an additional $5.3 million ($.05 per share) of dividends to preferred shareholders.

A comparison of the third quarter results between the 1998 and 1997 communities is as follows:

Same Community - For the 48,245 completed apartment homes in the 178 stabilized communities owned by the Company since the beginning of 1997, NOI increased $2.7 million or 5.9%. Rental income increased $2.7 million or 3.3%, primarily as a result of a 3.5% increase in average rents to $605 as physical occupancy remained relatively flat at 93.5% compared to the same period last year. A portion of the rent growth reflected the impact of upgrades and revenue enhancing capital expenditures that have been made since January 1, 1997. Rental expenses remained flat over the same quarter last year as utilities, repairs and maintenance and other operating expenses decreased as a result of the upgrade programs and improved economies of scale. The operating margin improved 1.5% to 59.1% as a result of increased rental income.

Non-Mature Communities - For the 24,464 apartment homes in the 91 communities not owned throughout 1998 and 1997, plus the 4,948 apartment homes in the 17 communities sold during 1998, physical occupancy was 89.8% and the operating margin was 54.1%.

All Communities - For the 72,365 weighted average apartment homes owned during the third quarter of 1998, physical occupancy was 92.2% and the operating margin was 57.5%.

United Dominion Realty Trust, Inc. now owns, 72,709 completed apartment homes in 269 communities in the Sunbelt and the Pacific Northwest. On September 11, 1998, the Company agreed to acquire the San Francisco based private REIT of American Apartment Communities II that includes 54 communities containing 14,141 apartment homes. With the acquisition, the Company will own in excess of 86,000 completed apartment homes and operate nationally in 35 major markets.

FINANCIAL INFORMATION

                                                                                         Three Months Ended    Nine Months Ended
Operating Results                                                                          September 30,          September 30,
                                                                                       --------------------------------------------
In thousands, except per share amounts                                                   1998      1997        1998          1997
----------------------------------------------------------------------------------------------------------   ----------------------
Revenues:
     Rental income                                                                     $123,475   $98,816    $346,171      $284,182
     Interest and other non-property income                                                 576       479       2,735           867
                                                                                       ---------  --------   ---------   ----------
                                                                                        124,051    99,295     348,906       285,049
Expenses:
    Rental  expenses:
        Utilities                                                                         7,259     6,166      19,204        18,290
        Repairs and maintenance                                                          17,072    14,528      45,107        40,707
        Real estate taxes                                                                10,461     8,107      29,802        23,014
        Property management                                                               4,048     3,080      11,855         9,154
        Other rental expenses                                                            13,787    10,762      37,241        30,051
    Real estate depreciation                                                             26,901    19,740      73,376        55,029
    Interest                                                                             27,224    19,346      75,784        58,265
    General and administrative                                                            2,534     1,619       7,306         5,271
    Other depreciation and amortization                                                     893       494       2,434         1,339
    Impairment loss on real estate owned                                                     --     1,400          --         1,400
                                                                                       ---------  --------   ---------   ----------
                                                                                        110,179    85,242     302,109       242,520
Income before gains on sales of investments, minority interest
    of unitholders in operating partnership and extraordinary item                       13,872    14,053      46,797        42,529
Gains on sales of investments                                                                13     9,309      20,474        12,682
                                                                                       ---------  --------   ---------   ----------
Income before minority interest of unitholders in operating
    partnership                                                                          13,885    23,362      67,271        55,211
Minority interest of unitholders in operating partnership                                   (78)      (53)     (1,200)         (112)
                                                                                       ---------  --------   ---------   ----------
Income before extraordinary item                                                         13,807    23,309      66,071        55,099
Extraordinary item - early extinguishment of debt                                            --        --        (116)           --
                                                                                       ---------  --------   ---------   ----------
Net income                                                                               13,807    23,309      65,955        55,099
Dividends to preferred shareholders                                                      (5,650)   (5,653)    (16,953)      (11,692)
                                                                                       ---------  --------   ---------   ----------
Net income available to common shareholders                                              $8,157   $17,656     $49,002       $43,407
                                                                                       =========  ========   =========   ==========

Weighted average number of common shares outstanding-basic                              103,104    87,853      98,786        86,602
Weighted average number of common shares outstanding-diluted                            106,222    88,007     101,352        86,770

Common distributions declared                                                           $27,089   $22,261     $80,555       $66,071

-----------------------------------------------------------------------------------------------------------------------------------

Funds from Operations (a)
Income before gains on sales of investments, minority
    interest of unitholders in operating partnership and extraordinary item             $13,872   $14,053     $46,797       $42,529
Adjustments:
   Real estate depreciation                                                              26,901    19,740      73,376        55,029
   Dividends to preferred shareholders                                                   (5,650)   (5,653)    (16,953)      (11,692)
   Impairment loss on real estate owned                                                      --     1,400          --         1,400
   Change in accounting for internal acquisitions costs (b)                                  --      (436)       (544)         (915)
                                                                                       =========  ========   =========   ==========
   Funds from operations                                                                $35,123   $29,104    $102,676       $86,351
                                                                                       =========  ========   =========   ==========

Weighted average number of common shares and OP Units outstanding-basic                 106,181    88,013     101,268        86,746
Weighted average number of common shares and OP Units outstanding-diluted               106,222    88,167     101,352        86,914

-----------------------------------------------------------------------------------------------------------------------------------

Per Share:
Basic earnings per common share                                                           $0.08     $0.20       $0.50         $0.50
Diluted earnings per common share                                                         $0.08     $0.20       $0.50         $0.50
Common distributions declared                                                           $0.2625   $0.2525     $0.7875       $0.7575

-----------------------------------------------------------------------------------------------------------------------------------

Mature Apartment Information
Average monthly rent                                                                      $605      $584        $599          $579
Physical occupancy                                                                        93.5%     93.6%       92.8%         92.7%
Economic occupancy                                                                        92.8%     92.8%       92.2%         92.1%
Operating margin                                                                          59.1%     57.6%       59.9%         57.9%

-----------------------------------------------------------------------------------------------------------------------------------

Apartment Homes Owned
Total apartment homes owned at end of period                                             72,709    61,099      72,709        61,099
Weighted average number of apartment homes owned during the period                       72,365    60,204      68,723        57,803

-----------------------------------------------------------------------------------------------------------------------------------




Balance Sheet Data                                                                    September 30,                December 31,
                                                                           ---------------------------------   ------------------
                                                                                1998                 1997               1997
------------------------------------------------------------------------------------------------------------   ------------------
Real estate owned, at cost (c)                                               $3,099,553          $2,382,267           $2,472,537
Notes payable-secured                                                           646,718             412,624              417,325
Notes payable-unsecured                                                         902,180             687,521              738,901
Shareholders' equity                                                          1,219,549           1,057,502            1,058,357
Number of common shares outstanding                                             103,207              88,162               89,168

---------------------------------------------------------------------------------------------------------------------------------

(a) Funds from operations is defined as income before gains (losses) on the sales of investments, minority interest of unitholders in operating
    partnership and  extraordinary   items  (computed  in  accordance  with
    generally accepted accounting principles) plus real estate depreciation, less preferred dividends and after adjustment for signficant non-recurring items, if any.

(b) Represents the change in accounting for internal acquisition costs which were capitalized during 1997 and the first quarter of 1998.

(c) Includes real estate held for investment, real estate held for disposition and real estate under development.

Same Community Information By Major Market

                                                                                                   Average      Rental
                                                                         Physical Occupancy         Rent         Rate
                                                                     ----------------------------   3Q97       Growth(2)
Market                                           Apartments (1)          3Q98          3Q97
---------------------------------------------------------------------------------------------------------------------------------
Dallas, TX                                           5,550               95.87%        95.26%       $602            3.63%
Columbia, SC                                         3,326               94.24%        94.07%       $515            2.65%
Raleigh, NC                                          3,104               95.39%        95.49%       $660            3.70%
Richmond, VA                                         2,826               93.10%        94.24%       $605            5.67%
Orlando, FL                                          2,816               94.86%        96.53%       $622            7.75%
Tampa, FL                                            2,203               92.73%        92.80%       $615            4.38%
Eastern NC                                           2,150               88.59%        96.68%       $586            3.47%
San Antonio, TX                                      1,983               93.84%        93.12%       $624            0.85%
Charlotte, NC                                        1,746               95.80%        96.17%       $614            3.71%
Baltimore, MD                                        1,746               95.62%        93.49%       $680            3.67%
Hampton Roads, VA                                    1,628               92.05%        94.68%       $555            1.90%
Greensboro, NC                                       1,607               90.95%        86.23%       $588            0.37%
Nashville, TN                                        1,520               93.07%        91.67%       $594            0.83%
Washington, DC                                       1,483               93.79%        89.05%       $703            2.32%
Atlanta, GA                                          1,462               95.58%        93.20%       $631            4.53%
Greenville, SC                                       1,436               89.50%        89.12%       $533            2.32%
Jacksonville, FL                                     1,157               92.16%        86.76%       $620            3.71%
Ft. Lauderdale, FL                                    960                89.62%        94.56%       $822            3.89%
Phoenix, AZ                                           732                88.08%        92.40%       $666            6.09%
Memphis, TN                                           704                95.80%        94.76%       $543            2.34%
Houston, TX                                           514                96.77%        94.64%       $495            5.51%
Austin, TX                                            192                95.29%        89.51%       $538            1.62%

Notes:
(1) Same community for 1998 are those communities that were acquired, developed and stabilized prior to January 1997, and held throughout the first nine months of 1997 and 1998.

(2) The change in gross potential rent from third quarter 1997 to third quarter 1998.

                       UNITED DOMINION REALTY TRUST, INC
                               THIRD QUARTER 1998
                             INFORMATION SUPPLEMENT
                                   (unaudited

--------------------------------------------------------------------------------------------------------------
MATURE APARTMENTS:

(% Change):

                                          Northern             Southern         Western              Total
                                        --------------   ---------------  -----------------  -----------------
                                         3Q98    9M98    3Q98     9M98    3Q98       9M98      3Q98      9M98
                                        --------------   ---------------  -----------------  -----------------
   NOI                                   7.0%    7.5%    6.6%     9.2%    2.6%       3.5%      5.9%      7.2%
   Rental income                         3.0%    3.2%    3.8%     4.1%    3.0%       3.2%      3.3%      3.5%
   Average rent                          3.4%    3.5%    4.0%     3.7%    2.9%       3.1%      3.5%      3.5%
   Economic occupancy                   -0.7%   -0.5%    0.6%     1.0%    0.0%       0.0%     -0.1%      0.2%
   Physical occupancy                   -0.4%   -0.4%    0.2%     1.0%    -0.5%      -0.2%    -0.2%      0.1%
   Operating expenses                   -3.3%   -0.4%    0.5%     -1.8%   3.5%       2.7%     -0.2%      -1.5%

------------------------------------------------------------------------------------------------------------------------------------
MAJOR MARKETS:
                                                                                                      Mature NOI % Change
                                                       No. of          % of           ----------------------------------------------
   Top 15                                              Homes        Portfolio                  3Q98                    9M98
--------------                                        -------   -------------------   ----------------------------------------------
   Dallas, TX                                          8,954          12.4%                    6.6%                    10.4%

   Houston, TX                                         5,783           8.0%                   31.9%                    22.4%

   Orlando, FL                                         3,848           5.3%                   14.2%                    13.5%

   San Antonio, TX                                     3,840           5.3%                    3.4%                    -2.9%

   Raleigh, NC                                         3,484           4.8%                    6.1%                     6.9%

   Columbia, SC                                        3,326           4.6%                    3.4%                     8.2%

   Phoenix, AZ                                         3,136           4.3%                   -6.4%                     0.5%

   Richmond, VA                                        3,091           4.3%                    6.4%                    12.4%

   Eastern NC                                          2,681           3.7%                   -7.4%                    -7.4%

   Tampa, FL                                           2,669           3.7%                    3.3%                    12.5%

   Nashville, TN                                       2,576           3.6%                   -1.5%                     1.8%

   Charlotte, NC                                       2,566           3.5%                    6.1%                     5.6%

   Memphis, TN                                         2,196           3.0%                   10.6%                     6.1%

   Greensboro, NC                                      2,123           2.9%                   19.1%                    13.0%

   Hampton Roads, VA                                   1,830           2.5%                    2.0%                    10.9%


------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE:
                                                                                              W/Avg.                % of Market
                                                                      Amount              Interest Rate           Capitalization
                                                                -------------------   -----------------------     --------------
                                                                   (in million)
Debt:
   Secured mortgage debt                                                    $474.0             7.6%                    15.7%
   Tax-exempt bonds                                                          141.1             6.9%                     4.7%
   Senior unsecured debt                                                     595.2             7.5%                    19.8%
   Unsecured credit facilities                                               307.0             6.1%                    10.2%
   Secured credit facilities                                                  31.7             6.4%                     1.0%
                                                                -------------------   ---------------           --------------------
Combined total debt                                                       $1,549.0             7.2%                    51.4%

Equity:
   Preferred at par                                                         $255.0                                      8.5%
   Common (including OP Units)  at $11.38                                  1,208.9                                     40.1%
                                                                -------------------                             --------------------
Total market capitalization                                               $3,012.9                                    100.0%

Coverage Ratios:
Interest Coverage Ratio                                                        2.5
Fixed Charge Coverage
                                                                               2.1

Debt Structure:
Fixed Rate                                                                $1,161.7             75.0%
Floating Rate                                                                387.3*            25.0%
                                                                -------------------   ---------------
                                                                          $1,549.0            100.0%

*  $45 million of this amount is fixed via a swap.
   Floating debt not fixed via a swap is $342.3 million or 22%.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNITED DOMINION REALTY TRUST, INC.



Date: October 28, 1998                      /s/ James Dolphin
      ----------------                     ---------------------------
                                           James Dolphin, Senior Vice President
                                           Chief Financial Officer

Date: October 28, 1998                     /s/ Robin R. Flanagan
      ----------------                     ---------------------------
                                           Robin R. Flanagan, Assistant
                                           Vice President and Chief Accounting
                                           Officer